UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 27, 2026

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K filed by PEDEVCO Corp. (“PEDEVCO”, the “Company”, “we” and “us”) with the Securities and Exchange Commission (the “Commission” or the “SEC”), on November 3, 2025 (the “November 2025 Form 8-K”), on October 31, 2025 (the “Closing Date”), the Company entered into an Agreement and Plan of Merger (as amended to date, the “Merger Agreement”), with NP Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“First Merger Sub”), COG Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Second Merger Sub,” and together with First Merger Sub, the “Merger Subs”), North Peak Oil & Gas, LLC, a Delaware limited liability company (“NPOG”), Century Oil and Gas Sub-Holdings, LLC, a Delaware limited liability company (“COG,” and together with NPOG, the “Acquired Companies”), and, solely for purposes of the specified provisions therein, North Peak Oil & Gas Holdings, LLC, a Delaware limited partnership (“North Peak”).

Pursuant to the Merger Agreement, at the Effective Time (as defined below) of the Mergers (as defined below), (a) First Merger Sub merged with and into NPOG, with NPOG being the surviving entity and a wholly-owned subsidiary of PEDEVCO and (b) Second Merger Sub merged with and into COG, with COG being the surviving entity and a wholly-owned subsidiary of PEDEVCO (clauses (a) and (b), together, the “Mergers”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Mergers, which occurred upon the filing of Certificate of Merger with the Secretary of State of Delaware in connection with each of the Mergers (the “Effective Time”), all of the issued and outstanding limited liability company interests of each of the Acquired Companies were automatically converted into the right to receive an aggregate of 10,650,000 validly issued, fully paid and nonassessable shares of Series A Convertible Preferred Stock of PEDEVCO (the “Merger Preferred Shares”), par value $0.001 per share (the “PEDEVCO Series A Preferred Stock”), which shares were issued to Century Oil and Gas Holdings, LLC, a Delaware limited liability company (“Century”) and North Peak. The PEDEVCO Series A Preferred Stock has certain rights and preferences and was to automatically convert into shares of common stock of PEDEVCO, par value $0.001 per share (the “PEDEVCO common stock” and the “Automatic Conversion”), at a ratio of 10-to-1, immediately following the expiration of the twenty calendar day period commencing on the distribution to PEDEVCO’s shareholders in accordance with Rule 14c-2 of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of the Information Statement (as defined below) (the “Automatic Conversion Date”).

The Mergers closed at the Effective Time on the Closing Date (the “Closing”).

Concurrently with the Closing of the Mergers, certain investors (the “PIPE Investors”) subscribed for and purchased an aggregate of 6,363,637 shares of PEDEVCO Series A Preferred Stock (the “PIPE Preferred Shares”), at a price per share equal to $5.50 per share (the “Purchase Price”), pursuant to their entry into Series A Convertible Preferred Stock Subscription Agreements in favor of the Company. The PIPE Investors included (a) The SGK 2018 Revocable Trust, a family trust of which Dr. Simon Kukes, the then Executive Chairman of PEDEVCO is trustee and beneficiary (the “SGK Trust”)($15,409,977); (b) American Resources, Inc., an entity then-partially and now currently wholly owned and controlled by J. Douglas Schick, the Chief Executive Officer, President and member of the Board of Directors of PEDEVCO (the “Board” and “American Resources”)($250,003); (c) Clark R. Moore, the Executive Vice President, General Counsel and Secretary of PEDEVCO ($25,003); (d) John J. Scelfo Revocable Trust Dated October 8, 2003, a trust of which John J. Scelfo, a then member of the Board, is trustee and beneficiary (the “Scelfo Trust”)($550,000); (f) Jody D. Crook, the Chief Commercial Officer of PEDEVCO ($25,003); (g) J PED, LLC, an entity affiliated with Juniper Capital Advisors, L.P. (“Juniper”) ($18,550,004); (h) Reagan T. Dukes, the then Chief Executive Officer of the Acquired Companies, who was appointed Chief Operating Officer of PEDEVCO at the Closing ($52,503) and (i) Robert J. Long, the then Chief Financial Officer of the Acquired Companies, who was appointed Chief Financial Officer, Treasurer and Principal Accounting/Financial Officer of PEDEVCO at the Closing ($52,503). The PIPE Financing closed concurrently with the Mergers and the $35 million of net proceeds raised by the Company pursuant to the PIPE Financing was used to pay off certain liabilities of the Acquired Companies in connection with the Mergers and certain expenses of the PIPE Financing and Mergers.

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On October 30, 2025, (a) Dr. Simon Kukes, the then Executive Chairman of PEDEVCO; (b) the SGK Trust; (c) J. Douglas Schick, the Chief Executive Officer, President and member of the Board; (d) Clark R. Moore, the Executive Vice President, General Counsel and Secretary of PEDEVCO; (e) Paul A. Pinkston, the Chief Accounting Officer of PEDEVCO; (f) Jody D. Crook, the Chief Commercial Officer of PEDEVCO; (g) John J. Scelfo, a then member of the Board; (h) H. Douglas Evans, a then member of the Board; and (i) John K. Howie, a member of the Board (collectively, the “Majority Shareholders”), who collectively held more than two-thirds of the combined voting power of the total issued and outstanding PEDEVCO common stock, executed a written consent in lieu of a special meeting of shareholders of PEDEVCO (the “Written Consent”), approving the Merger Agreement and Subscription Agreements entered into in connection with the PIPE Financing, the issuance of the shares of PEDEVCO common stock upon conversion of the Merger Preferred Shares and PIPE Preferred Shares, and:

(1)

the grant of discretionary authority to the Company’s Board to (A) approve an amendment to the Company’s Certificate of Formation, as amended, to effect a reverse stock split of our issued and outstanding shares of PEDEVCO common stock, by a ratio of between one-for-ten to one-for-twenty, inclusive, with the exact ratio to be set at a whole number to be determined by our Board or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to October 30, 2026 (the “Reverse Stock Split”), and (B) determine whether to arrange for the disposition of fractional interests by shareholder entitled thereto, to pay in cash the fair value of fractions of a share of PEDEVCO common stock as of the time when those entitled to receive such fractions are determined, or to entitle shareholder to receive from the Corporation’s transfer agent, in lieu of any fractional share, the number of shares of PEDEVCO common stock rounded up to the next whole number (the “Reverse Split Authority”, and such amendment to PEDEVCO’s Certificate of Formation, as amended, in connection therewith, the “Reverse Split Charter Amendment”).

(2)

the adoption of, and the filing with the Secretary of Texas of, a Second Amended and Restated Certificate of Formation of the Company (the “A&R Charter”), amending the current Certificate of Formation of the Company to: increase the number of authorized shares of PEDEVCO common stock to 300,000,000 shares of common stock (from 200,000,000 shares of common stock currently), remove references to a prior reverse stock split; update the number, names, and addresses of initial directors; permitting both Juniper and its affiliates and Dr. Simon Kukes to pursue competing or overlapping ventures and expressly waive PEDEVCO’s right to participate in such renounced business opportunities, except where opportunities arise solely from a director’s role, or rights under the Shareholder Agreement (discussed and defined below in Item 5.01), provide a supermajority (66 2/3%) voting requirement for altering specified provisions of the charter (including the provisions waiving corporate opportunities as discussed above), and revise applicable voting standards so that, unless otherwise required by law or the charter, actions requiring shareholder approval may be authorized by a majority of the outstanding shares entitled to vote under Texas law; and

(4)

a Second Amendment to the PEDEVCO Corp. 2021 Equity Incentive Plan, as amended (the “Equity Plan Amendment”), to increase by 5 million shares, the number of shares available for awards under such plan, as discussed in greater detail under Item 5.02.

On February 2, 2026, the Information Statement was filed with the SEC and on February 6, 2026, the Information Statement was mailed to the shareholders of the Company in accordance with the Exchange Act and the terms set forth in the Merger Agreement, and as a result the items approved via the Written Consent, as discussed above, became effective on February 27, 2026, the 21st day following the mailing date of the Information Statement.

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Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 3.02.

The issuance of the Merger Conversion Shares and PIPE Conversion Shares, each as defined and discussed in Item 5.01, below, was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(9) of the Securities Act as the securities were exchanged by the Company with existing security holders in a transaction where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.01 Changes in Control of Registrant.

Automatic Conversion Date Change of Control

The Automatic Conversion Date of the Merger Preferred Shares and PIPE Preferred Shares was February 27, 2026, the 21st day following the mailing of the Information Statement.

On February 27, 2026, immediately following the filing of the A&R Charter (as discussed in Item 5.03, below) a total of 106,500,000 shares of PEDEVCO common stock (the “Merger Conversion Shares”) were issued to affiliates of Century and North Peak upon the conversion of the Merger Preferred Shares and a total of 63,636,370 shares of PEDEVCO common stock (the “PIPE Conversion Shares”) were issued to the PIPE Investors (the “Automatic Conversion Date Issuances”), including: (a) 28,018,140 shares of PEDEVCO common stock issued to the SGK Trust; (b) 454,550 shares of PEDEVCO common stock issued to American Resources; (c) 45,460 shares of PEDEVCO common stock issued to Clark R. Moore; (d) 1,000,000 shares of PEDEVCO common stock issued to the Scelfo Trust; (f) 45,460 shares of PEDEVCO common stock issued to Jody D. Crook; (g) 33,727,280 shares of PEDEVCO common stock issued to J PED, LLC, an entity affiliated with Juniper; (h) 95,460 shares of PEDEVCO common stock issued to Reagan T. Dukes; and (i) 95,460 shares of PEDEVCO common stock issued to Robert J. Long (the “Automatic Conversion”). On the Automatic Conversion Date, 3,389,717 of the Merger Conversion Shares were issued directly to certain third parties pursuant to a pre-existing agreement with Juniper (the “Management Issuances”), including (a) 1,038,447 shares of PEDEVCO common stock issued to Reagan T. Dukes and (y) 842,735 shares of PEDEVCO common stock issued to Robert J. Long.

As a result of the Automatic Conversion Date Issuances and the Management Issuances, and the rights set forth in the Shareholder Agreement (discussed below), a change of control of the Company occurred, with Mr. Edward Geiser obtaining voting control over the Company, due to his direct and indirect holding of 137,231,404 shares of PEDEVCO common stock following the Automatic Conversion Date, representing approximately 51.6% of the Company’s outstanding common stock (its sole voting securities) and the rights under the Shareholders Agreement, discussed below.

Mr. Geiser’s beneficial ownership includes: (x) 196,359 unvested shares of PEDEVCO common stock received by Mr. Josh Schmidt, a member of the Board, on or about November 13, 2025, which were subsequently transferred to affiliates of Juniper; and 197,482 shares of stock received by Mr. Geiser on February 27, 2026, as discussed in greater detail below in Item 5.02, and (y) 136,837,563 shares of PEDEVCO common stock which were issued upon the conversion of 13,683,756 shares of PEDEVCO Series A Preferred Stock.

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With respect to the 196,359 unvested shares of PEDEVCO common stock received by Mr. Schmidt, these unvested shares of PEDEVCO common stock were subsequently transferred by Mr. Schmidt to affiliates of Juniper, and vest at the rate of (i) 25% of the shares on January 31, 2026; (ii) 25% on April 30, 2026; (iii) 25% on July 31, 2026; and (iv) 25% on October 31, 2026, subject to Mr. Schmidt remaining a director, or employee of, or consultant to, PEDEVCO on such vesting dates. With respect to the 197,482 unvested shares of PEDEVCO common stock received by Mr. Geiser, these unvested shares of PEDEVCO common stock were subsequently transferred by Mr. Geiser to affiliates of Juniper, and vest at the rate of (i) 25% of the shares on May 27, 2026; (ii) 25% on August 27, 2026; (iii) 25% on November 27, 2026; and (iv) 25% on February 27, 2027, subject to Mr. Geiser remaining a director, or employee of, or consultant to, PEDEVCO on such vesting dates. Immediately upon receipt by Messrs. Schmidt and Geiser, the shares were transferred in various amounts to Juniper Capital II PED Holdings, LLC, which is wholly-owned by Juniper Capital II, L.P. (“Fund II”); Juniper Capital III PED Holdings, LLC, which is wholly-owned by Juniper Capital III, L.P. (“Fund III”); NPR Partners PED Holdings, LLC, which is wholly-owned by Juniper NPR Partners, L.P. (“NPR Partners”); North Peak Partners PED Holdings, LLC, which is wholly-owned by Juniper North Peak Partners, L.P. (“North Peak Partners”); and J PED, LLC, which is wholly-owned by Juniper Capital IV, L.P. (“Fund IV”), since, in the case of Mr. Schmidt, he is a designated director of an affiliate of Edward Geiser. Mr. Geiser has shared voting and dispositive power with respect to all such shares; Fund II has shared voting and dispositive power with respect to 32,042,541 shares of PEDEVCO Common Stock issued upon the Automatic Conversion of 3,204,254 shares of PEDEVCO Series A Preferred Stock (after giving effect to the Management Issuances) ; Fund III has shared voting and dispositive power with respect to 62,639,110 shares of PEDEVCO Common Stock issued upon the Automatic Conversion of 6,263,911 shares of PEDEVCO Series A Preferred Stock (after giving effect to the Management Issuances); North Peak Partners has shared voting and dispositive power with respect to 6,048,068 shares of PEDEVCO Common Stock issued upon the Automatic Conversion of 604,807 shares of PEDEVCO Series A Preferred Stock (after giving effect to the Management Issuances); NPR Partners has shared voting and dispositive power with respect to 2,380,564 shares of PEDEVCO Common Stock issued upon the Automatic Conversion of 238,056 shares of PEDEVCO Series A Preferred Stock(after giving effect to the Management Issuances); and Fund IV has shared voting and dispositive power with respect to 33,727,280 shares of PEDEVCO Common Stock issued upon the Automatic Conversion of 3,372,728 shares of PEDEVCO Series A Preferred Stock (after giving effect to the Management Issuances). Mr. Geiser is the ultimate indirect, sole owner of the general partner (in each case, the “Ultimate GP”) of each of Fund II, Fund III, NPR Partners, North Peak Partners and Fund IV and is therefore deemed to have voting and dispositive power with respect to the 196,359 unvested shares of PEDEVCO common stock that were initially granted to Mr. Schmidt, the 197,482 unvested shares of PEDEVCO common stock that were initially issued to Mr. Geiser, and the 136,837,563 shares of PEDEVCO common stock held by each of Fund II, Fund III, North Peak Partners, NPR Partners and Fund IV (after giving effect to the Management Issuances).

Due to his position as the sole owner of  the Ultimate GP, which in turn controls Century and North Peak, Mr. Geiser has control over Century and North Peak and as such, is deemed to exercise the appointment rights provided to Century and North Peak pursuant to the Shareholder Agreement, as discussed in greater detail below.

Prior to the Automatic Conversion Date, Dr. Simon Kukes exercised control over the Company due to his ownership and control of the SGK Trust, and his combined beneficial ownership of 59,913,275 shares of PEDEVCO common stock, representing 62.6% of the PEDEVCO common stock outstanding immediately prior to such Automatic Conversion Date. Following the Automatic Conversion Date, Dr. Kukes, continues to beneficially own 33.1% of the PEDEVCO common stock (its sole voting securities), but no longer exercises control over the Company.

Shareholder Agreement

In accordance with the terms of the Merger Agreement, at the Closing, PEDEVCO entered into a Shareholder Agreement (the “Shareholder Agreement”) with (a) Century, (b) North Peak (Century, together with North Peak, the “Juniper Shareholder”), and (c) solely for purposes of certain limited provisions of the Shareholder Agreement, Dr. Kukes and the SGK Trust (collectively, the “Shareholder Agreement Shareholders”).

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The Shareholder Agreement provided the Juniper Shareholder the right (but not obligation), from the Closing Date to the Automatic Conversion Date, to designate one nominee to the Board and one board observer.

The Shareholder Agreement also provides that from and after the Automatic Conversion Date (February 27, 2026), the Board will consist of six directors or such other number as approved by the Board in accordance with the organizational documents of the Company and the Shareholder Agreement and be constituted as follows:

(i)

three Directors nominated by the Juniper Shareholder (each, a “Juniper Director” and together, the “Juniper Directors”), which must include at least one independent director (initially, following the Automatic Conversion Date, Edward Geiser, Josh Schmidt and an independent director to be determined, who has been determined to be Martyn Willsher);

(ii)

two Directors, as nominated by the Nominating and Corporate Governance Committee (the “Governance Committee”), which must include at least one independent director (initially, J. Douglas Schick and John K. Howie (who is independent)); and

(iii)

one independent director mutually agreed in writing by the Juniper Shareholder and the Governance Committee (other than the Juniper Directors then-serving on the Governance Committee), which director is Kristel Franklin.

The right of the Juniper Shareholder to nominate Juniper Directors pursuant to the Shareholder Agreement will depend on its, together with its affiliates’, ownership of the Conversion Shares on the applicable date of determination as measured relative to the total number of shares of PEDEVCO common stock issued and outstanding as of the time of the Automatic Conversion (“Juniper Beneficial Ownership”), as follows: if Juniper Beneficial Ownership is 50% or more, the Juniper Shareholder may nominate three Juniper Directors, including one which must be an independent director; if Juniper Beneficial Ownership is between 30% and 49.9%, the Juniper Shareholder may nominate two Juniper Directors; if Juniper Beneficial Ownership is between 10% and 29.9%, the Juniper Shareholder may nominate one Juniper Director; and if Juniper Beneficial Ownership (based on the number of outstanding shares of PEDEVCO common stock as the Automatic Conversion Date) is less than 10%, the Juniper Shareholder loses the right to nominate any Juniper Directors. Currently, the Juniper Shareholder has the right to nominate three Juniper Directors.

The nomination of such Juniper Directors is subject to such persons not being prohibited from serving as a member of the Board. In the event any Juniper Director ceases serving as a member of the Board for any reason, the Juniper Shareholder has the right to designate a replacement, and subject to certain customary exceptions, the Board is required to take all reasonable actions within its control to appoint such replacement person as a member of the Board of the Company to fill such vacancy. The Juniper Shareholder also has the right to remove any Juniper Director at any time for any reason.

The Board is prohibited from increasing or decreasing the number of members of the Board without the affirmative vote of a majority of the independent directors then on the Board that are not Juniper Directors, and the written consent of the Juniper Shareholder.

Each Juniper Director nominee must, in the good faith determination of the Board or the Governance Committee, (i) be suitable to serve on the Board in accordance with customary standards of suitability for directors of NYSE-listed companies; (ii) not be prohibited from serving as a director pursuant to any rule or regulation of the SEC or any national securities exchange on which the PEDEVCO common stock is listed or admitted to trading; and (iii) not be subject to any order, decree or judgment of any domestic (including federal, state or local) or foreign court, arbitrator, administrative, regulatory or other governmental department, agency, official, commission, tribunal, authority or instrumentality, non-government authority or self-regulatory body (including any domestic or foreign securities exchange) prohibiting service as a director of any public company.

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In addition, for so long as the Juniper Shareholder is entitled to designate at least one Juniper Director, the Shareholder Agreement provides that at least one Juniper Director shall serve as a member of each committee of the Board (other than the audit committee of the Board) and a Juniper Director shall be designated as the chairperson of the Compensation Committee and the Nominating and Governance Committee, subject to certain limited exceptions.

The foregoing summary of the Shareholder Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Shareholder Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Future Changes In Control

Following the Automatic Conversion Date, the Company has no knowledge of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company.

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director

On and effective on, February 27, 2026, the Board, with the recommendation of the Nominating and Corporate Governance Committee of the Board, and at the request of the Juniper Stockholder, pursuant to the terms of the Shareholder Agreement (discussed above), increased the number of members of the Board from five (5) to six (6), and appointed Mr. Edward Geiser as a member of the Board and as Chairperson of the Nominating and Corporate Governance Committee of the Board of Directors, to serve until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.

Mr. Geiser was selected as a member of the Board of Directors by the Juniper Stockholder, pursuant to the terms of the Shareholder Agreement, discussed above, and such appointment was required by the terms of the Shareholder Agreement and the Merger Agreement. Mr. Geiser is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, except that Mr. Geiser is a Partner of Juniper and therefore has an indirect material interest in the Merger Agreement and Shareholder Agreement, each as discussed above. There are no family relationships between any director or executive officer of the Company, including Mr. Geiser.

The Company has entered into an Indemnification Agreement with Mr. Geiser, in connection with his appointment as a director of the Company, in the Company’s customary form. The Indemnification Agreement provides, among other things, that the Company will indemnify Mr. Geiser, under the circumstances and to the extent provided for therein, for certain expenses he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of the Company, and otherwise to the fullest extent permitted under Texas law and the Company’s governing documents. The foregoing is only a brief description of the Indemnification Agreement, does not purport to be complete, and is qualified in its entirety by the Company’s standard form of indemnification agreement incorporated by reference herein as Exhibit 10.6. The Indemnification Agreement is identical in all material respects to the indemnification agreements entered into with other Company officers and directors.

Biographical information for Mr. Geiser, is provided below:

Mr. Geiser, age 48, is the Executive Managing Partner of Juniper, a position he has held since 2015, and the head of the Investment Committee for the firm and its funds. Mr. Geiser currently serves on the board of directors of Atmos Energy Corporation (Nasdaq:ATO), a publicly-traded, regulated natural gas distribution company, a position he has held since September 2024. Mr. Geiser also serves on the board of directors, and/or as a manager of, numerous of Juniper’s portfolio companies, none of which have a class of securities registered pursuant to Section 12 of the Exchange Act or are subject to the requirements of Section 15(d) of the Exchange Act. From January 2021 to June 2023, Mr. Geiser served as Chairman of the board of directors of Ranger Oil Corporation, a formerly publicly-traded oil and gas company. Prior to the formation of Juniper in January 2014, Mr. Geiser was a Managing Director at Och-Ziff Capital Management Group (“Och-Ziff”) where he focused on Och-Ziff’s private investing activity in the energy industry in North America for over five years from 2008 to 2013. Prior to Och-Ziff, Mr. Geiser worked at each of the Merrill Lynch and Morgan Stanley Investment Banking Groups in Houston, Texas, where he provided strategic advisory and capital markets services to companies involved in the energy industry, with a particular emphasis on buy-side and sell-side advisory services to companies in the E&P sector. Mr. Geiser was also involved with the formation and investment activities of Juniper I. During his time at Juniper I, Mr. Geiser helped to source, structure and manage the firm’s investments.

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Mr. Geiser received a B.S. in Finance from Louisiana State University in Baton Rouge, Louisiana.

Also effective on February 27, 2026, director Josh Schmidt was appointed as Chairman of the Board of the Company.

(e)Second Amendment to the Company’s 2021 Equity Incentive Plan

On October 29, 2025, the Board adopted, subject to shareholder approval, and on October 31, 2025, pursuant to the Written Consent, the Majority Shareholders approved, the Second Amendment to the PEDEVCO Corp. 2021 Equity Incentive Plan (the “Second Amendment” and the PEDEVCO Corp. 2021 Equity Incentive Plan, as amended by the Second Amendment, the “2021 Plan”). The Second Amendment became effective on the Automatic Conversion Date.

The material terms of the 2021 Plan, as amended by the Second Amendment, are described in the Information Statement under “Amendment to PEDEVCO 2021 Equity Incentive Plan” and is incorporated by reference herein.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of PEDEVCO common stock, or a reorganization or reclassification of PEDEVCO common stock, the aggregate number of shares of PEDEVCO common stock which may be issued pursuant to awards under the 2021 Plan, as a result of the Second Amendment, including pursuant to incentive stock options granted thereunder, increased by 5,000,000 shares, from 13,000,000 shares, to 18,000,000 shares, on the Automatic Conversion Date.

The above description of the 2021 Plan and the Second Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2021 Plan and Second Amendment, which are incorporated by reference herein and/or attached hereto, as Exhibits 10.2 through 10.4, respectively, and incorporated by reference into this Item 5.02.

Restricted Stock Award

In connection with his appointment as a member of the Board of Directors, and in consideration in services agreed to be rendered to the Company as a member of the Board of Directors, on February 27, 2026, the Board granted 197,482, shares of restricted PEDEVCO common stock under the 2021 Plan to Mr. Edward Geiser (the “Restricted Shares”). The Restricted Shares vest (i) 25% on each of the three (3), six (6), nine (9) and twelve (12) month anniversaries of February 27, 2026, in each case subject to the recipient being an employee of or consultant to the Company on such vesting date, and further subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and Mr. Geiser.

The foregoing description of the Restricted Shares Grant Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof. A copy of the form of Restricted Shares Grant Agreement for the awards granted on February 27, 2026, is attached hereto and/or incorporated by reference herein, as Exhibit 10.5 and is incorporated by reference into this Item 5.02.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 27, 2026, the Company filed the A&R Charter with the Secretary of State of Texas, which amendment was effective the same date.

The A&R Charter amended the Company’s then existing Certificate of Formation (the “Existing Charter”), as amended, to:

(1)	Increase the number of authorized shares of PEDEVCO common stock from 200,000,000 to 300,000,000;

(2)	Remove references to a prior reverse stock split of PEDEVCO common stock;

(3)

Change the number, names and addresses of the initial directors and require that appointments and changes to the number of directors be made in accordance with the Shareholder Agreement, so long as the Shareholder Agreement is in effect;

(4)

Insert a new Article IX relating to corporate opportunities, which provides that the Juniper Shareholder and its affiliates (the “Juniper Investor Group”, which term includes the Juniper Directors) and Dr. Simon Kukes and his affiliates (collectively, the “PED Investor Group”), may each engage in other business ventures, including those that compete with or overlap with PEDEVCO’s business. Each group may hold positions, invest in, or develop opportunities related to other entities (“Other Investments”), potentially creating conflicts of interest. Pursuant to new Article X, PEDEVCO explicitly waives any right or expectation to participate in certain described corporate opportunities including businesses that may compete with, overlap with, complement, or otherwise be suitable for the Company or its subsidiaries and agrees that neither the investor groups, nor their representatives or directors, are obligated to share or offer these opportunities to PEDEVCO, unless the opportunity arises solely from their role as a director of PEDEVCO or through specific information rights in the Shareholder Agreement (“Renounced Business Opportunities”). However, PEDEVCO remains free to pursue any such renounced opportunities on its own;

(5)	Update the name and address of PEDEVCO’s registered agent;

(6)

Revise former Article XI of the Existing Charter to require the affirmative vote of the holders of at least 66 2/3% in voting power of all shares of PEDEVCO entitled to vote generally in the election of directors, voting together as a single class, to alter, amend or repeal the provisions of the certificate of formation relating to the quorum for meetings of shareholders, the prohibitions on cumulative and preemptive rights set forth in the certificate of formation, and the Board’s ability to fix the amount to be reserved as working capital; the provision of the A&R Charter requiring supermajority approval for such items as discussed in this paragraph; the provisions of the A&R Charter dealing with the Renounced Business Opportunities; and the provisions of the A&R Charter discussed below, which lower the required shareholder vote for fundamental action or fundamental business transactions;

(7)

Provide that, to the extent permitted by applicable law, and except as provided in the A&R Charter, the vote of any class or series of the stock of PEDEVCO is required for approval of any action that is recommended to shareholders by the Board and for which applicable law requires a shareholder vote, including without limitation any fundamental action or fundamental business transaction, shall, if a greater vote of shareholders is provided for by the TBOC or other applicable law, instead be the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless any class or series of shares is entitled to vote as a class thereon, in which event the vote required shall be the affirmative vote of the holders of a majority of the outstanding shares within each class or series of shares entitled to vote thereon as a class and at least a majority of the outstanding shares otherwise entitled to vote thereon. The foregoing shall not apply to any action or shareholder vote authorized or required by any addition, amendment or modification to applicable law that becomes effective after the date of execution of the A&R Charter, if and to the extent a bylaw adopted by the Board of Directors or the shareholders so provides; and

(8)

Remove the designation of, and rights and preferences of, the PEDEVCO Series A Preferred Stock, which as discussed above in Item 5.01, was fully converted into PEDEVCO common stock on the Automatic Conversion Date.

The above description of the A&R Charter is a summary of the material terms thereof and is qualified in its entirety by reference to the A&R Charter, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

Following the issuance of the Merger Conversion Shares and PIPE Conversion Shares, and the Restricted Shares, the Company has 266,016,298 shares of PEDEVCO common stock issued and outstanding as of the date of this Report.

As a result of the automatic conversion of the Merger Conversion Shares and PIPE Conversion Shares, the Company has no PEDEVCO Series A Preferred Stock outstanding and as a result of the filing of the A&R Charter, the Company has no PEDEVCO Series A Preferred Stock designated, as of the date of this Report.

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Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
3.1*	Second Amended and Restated Certificate of Formation of PEDEVCO Corp., filed with the Secretary of State of Texas on February 27, 2026
10.1	Shareholder Agreement, dated October 31, 2025, by and among PEDEVCO Corp., Century Oil and Gas Holdings, LLC, North Peak Oil & Gas Holdings, LLC, The SGK 2018 Revocable Trust (1)
10.2♦	PEDEVCO Corp. 2021 Equity Incentive Plan (2)
10.3♦	First Amendment to PEDEVCO Corp. 2021 Equity Incentive Plan (3)
10.4♦	Second Amendment to PEDEVCO Corp. 2021 Equity Incentive Plan(4)
10.5	PEDEVCO Corp. 2021 Equity Incentive Plan Form of Restricted Shares Grant Agreement (5)
10.6	PEDEVCO Corp. - Form of Indemnification Agreement (6)
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

♦ Indicates management contract or compensatory plan or arrangement.

(1) Filed on November 3, 2025, as an exhibit to the Company’s Current Report on Form 8-K and incorporated herein by reference (File No. 001-35922).

(2) Filed on September 1, 2021, as an exhibit to the Company’s Current Report on Form 8-K and incorporated herein by reference (File No. 001-35922).

(3) Filed on August 30, 2024, as an exhibit to the Company’s Current Report on Form 8-K and incorporated herein by reference (File No. 001-35922).

(4) Filed on November 3, 2025, as an exhibit to the Company’s Current Report on Form 8-K and incorporated herein by reference (File No. 001-35922).

(5) Filed on September 1, 2021, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-259248).

(6) Filed on March 31, 2024, as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and incorporated by reference herein (File No. 001-35922).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

Date: March 3, 2026	By:	/s/ J. Douglas Schick
J. Douglas Schick
President and Chief Executive Officer

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